Kobren Delphi Value Fund
                                  Annual Report
                                December 31, 1998

Dear Shareholder,

         Eric Kobren and I welcome you as investors in our new fund. For those of you who are unfamiliar with my parent organization, Delphi Management was organized in the 1980's to manage money for institutional clients employing a rigorous Graham & Dodd value approach to equity investing. Like Warren Buffett, we strive to purchase "good businesses" at excellent prices. In simple terms, we favor companies with superior returns on equity, free cash generation from internal operations, and easily under-stood accounting. Additionally, we either visit or call management directly in our qualitative assessment of the company. We expect senior management to be candid about the problem areas within their businesses, to articulate their competitive strengths and weaknesses, and to have in place a strategic plan.

[Picture of Scott M. Black]

         After the research process, we subdivide the world of Benjamin Graham into two categories - earning power and asset plays. Earning power plays are companies with sustainable earnings year-to-year. In today's frothy market, we attempt to purchase those stocks at or below one half the S&P 500 multiple of 27x 1999's expected earnings. While corporations like Microsoft and Cisco are powerhouses, their multiples are far too expensive for value investing. Year-end holdings such as American Greetings, Ross Stores, Hubbell, and Peoples Heritage are solidly growing corporations with absolute low price/earnings ratios. Asset plays are equities which sell at significant discounts to their respective breakup valuations. For example, media holdings such as McClatchy, E.W. Scripps, and US Cellular sell at cash flow multiples significantly below their intrinsic worth.

         Historically, Delphi Management has performed no market timing. Rather, after committing the initial monies, we strive to remain "fully invested" at all times, with 90%+ equity exposure; the residual in cash equivalents. It should be noted that there are no leveraged bets on currency movements or gambling on emerging market debt. Typically, we hold sixty to eighty-five positions in a portfolio. For the record, the Kobren Delphi Value Fund can select from the full spectrum of 11,500 U.S. equities. Over a full market cycle, we expect the median market capitalization to approximate that of the Russell 2500 Index. At this juncture, we are finding better opportunities in the small and midcap value arena. Large cap companies with good earnings prospects like pharmaceuticals and consumer non-durables have been well picked over. With commodity metal prices plunging worldwide and capital spending ratcheting downward in the United States, it is probably premature to invest in the big cyclicals like copper, steel, farm equipment, or off-road construction vehicles.

         While small cap equities have systematically lagged the S&P 500 over the past five years, the historical data supports the Kobren Delphi Value strategy. Over the past seventy- five years, stocks, as a whole, have returned 11% compounded annually. Concomitantly, small caps have returned 12.7% per annum. Additionally, most university studies indicate that low price/earnings and low price/book ratios produce superior returns over time. With our active research commitment, and with our strict adherence to absolute valuation criteria, we feel confident with our investment philosophy.

         Eric Kobren and I thank you for your participation in the Kobren Delphi Value Fund. We promise that we shall work hard to earn your trust.

                                    Very truly yours,
                                    /s/ SCOTT M. BLACK
                                    Scott M. Black

                            Portfolio of Investments
                                December 31, 1998

                                                     Value
Shares                                              (Note 1)
                  COMMON STOCKS - 42.00%
                  Advertising - 1.37%
200               Grey Advertising                   $72,800

                  Banking - 5.99%
1,200             BankAmerica Corp.                  72,150
2,100             BankAtlantic Bancorp.              13,519
5,000             Colonial BancGroup                 60,000
1,900             Community Bank System              55,694
400               First Union Corp.                  24,325
1,100             Peoples Heritage Financial Group   22,000
5,000             Sovereign Bancorp, Inc.            71,250
318,938

                  Diversified Manufacturing - 7.28%
3,000             Agrium                             26,062
2,700             Big Flower Holdings (1)            59,569
2,500             Griffon Corp. (1)                  26,562
1,300             Hubbell, Inc. (Class B)            49,400
1,500             LSI Logic (1)                      24,187
4,000             Maxwell Shoe Co. (1)               43,750
1,500             National Service Industries        57,000
3,900             SIFCO Industries                   48,506
900               Southdown, Inc.                    53,269
388,305

                  Entertainment - 1.24%
2,200             Walt Disney Co.                    66,000

                  Financial Services - 1.91%
1,300             Bear Stearns Co.                   48,587
1,300             Donaldson Lufkin & Jenrette        53,300
                                                    101,887

                  Food & Beverage - 1.08%
1,000             Coca-Cola Bottling Co.             57,500

                  Insurance - 5.74%
5,500             Centris Group                      53,625
500               Chubb Corp.                        32,438
200               Exel Limited                       15,000
2,000             Fremont General Corp.              49,500
2800              IPC Holdings, Ltd.                 64,925
1000              Renaissance Re Holdings, Ltd.      36,625
1600              United Fire & Casualty             53,800
                                                    305,913

                                                     Value
Shares                                              (Note 1)
                  Publishing - 4.28%
1000              E.W. Scripps Co.                  $49,750
1,000             Gannett Inc.                       64,500
900               McClatchy Co.                      31,838
2,000             News Corp. ADR                     52,875
50                Washington Post                    28,897
                                                    227,860
                  Real Estate- 3.17%
1,500             Charles E. Smith Residential Realty48,187
2,500             D.R. Horton                        57,500
2,500             Lennar Corp.                       63,125
                                                    168,812

                  Retail - 6.24%
1,600             American Greetings                 65,700
2,400             Claire's Stores                    49,200
2,700             Cracker Barrel Group, Inc.         62,944
1,100             May Department Stores              66,413
1,200             Ross Stores                        47,250
2,500             Schultz Sav-O Stores, Inc.         41,250
                                                    332,757
                  Storage - 0.80%
1,700             Sovran Self Storage                42,712

                  Telecommunications - 1.80%
2,500             Cellular Comm. of Puerto Rico      46,250
1,300             United States Cellular Corp. (1)   49,400
                                                     95,650
                  Transportation- 1.10%
2,500             St. Joe Co.                        58,594

                  Total Common Stocks            $2,237,728
                  (Cost $2,179,168)

                  INVESTMENT COMPANY - 78.18%
4,165,015         Dreyfus Cash Mgmt Plus Fund     4,165,015

                  Total Investment Company        4,165,015
                  (Cost $4,165,015)

                  Total Investments - 120.18%     6,402,743
                  (Cost $6,344,183*)

                  Net Other Assets
                  and Liabilities - (20.18)%     (1,075,144)

                  Total Net Assets - 100.00%     $5,327,599

1) Non-income producing.

* For Federal income tax purposes, cost is $6,344,183 and appreciation/(depreciation) is as follows:

                  Unrealized appreciation:           $68,760
                  Unrealized depreciation:          ($10,200)
                  Net unrealized appreciation:       $58,560


                        See Notes to Financial Statements

                       Statement of Assets and Liabilities
                                December 31, 1998

Assets:
Investments, at value
See accompanying schedule                     $6,402,743
Cash                                              22,440
Dividends receivable                               2,508
Receivable for fund shares sold                  291,000
Receivable due from investment adviser             2,929
Prepaid expenses                                   4,822
         Total assets                          6,726,442

Liabilities:
Payable for investment securities purchased    1,394,262
Distribution fee payable                             242
Accrued expenses and other payables                4,339
         Total liabilities                     1,398,843
Net Assets                                    $5,327,599

Investments, at cost                          $6,344,183

NET ASSETS consist of:
Undistributed net investment income               $5,678
Net unrealized appreciation of investments        58,560
Par value (shares of beneficial interest,
$.001 per share)                                     526
Paid-in capital in excess of par value         5,262,835
NET ASSETS                                    $5,327,599

Computation of net asset value Retail Class Shares:
Net asset value, offering and redemption price
per share ($5,055,862 / 499,444 shares)           $10.12

Institutional Class Shares:
Net asset value, offering and redemption price
   per share ($271,737 / 26,849 shares)           $10.12


                        See Notes to Financial Statements

                             Statement of Operations
                     For the Period Ended December 31, 1998

INVESTMENT INCOME:
Dividends                                         $2,508
         Total investment income                   2,508
EXPENSES:
Investment advisory fee                              976
Administration fee                                 3,021
Transfer agent fees                                2,016
Custodian fees                                       250
Professional fees                                  4,000
Distribution fee (Retail Class)                      242
Other                                                142
         Total expenses                           10,647
Fees waived and/or expenses reimbursed
by investment advisor and administrator           (8,942)
         Net expenses                              1,705
NET INVESTMENT INCOME                                803

NET UNREALIZED GAIN ON INVESTMENTS :
Change in unrealized appreciation of securities   58,560
Net unrealized gain on investments               $58,560

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         59,363

Statement of Changes in Net Assets for
the period ended December 31, 1998
Net investment income                               $803
Change in unrealized appreciation
of investments                                    58,560
Net increase in net assets resulting
from operations                                   59,363
Net increase in net assets
from fund share transactions                   5,268,236

Net increase in net assets                     5,327,599

Net Assets:
Beginning of period                                --
End of period                                 $5,327,599
Undistributed net investment
income at end of period                           $5,678


                        See Notes to Financial Statements

                              Financial Highlights
               For a Fund Share Outstanding Throughout the Period

                              For the Period               For the Period
                              December 23, 1998            December 23, 1998
                              to December 31, 1998         to December 31, 1998
                              (commencement of             (commencement of
                              operations) to               operations)
                              Class R                      Class I
Net asset value - beginning
of period                             $10.00                    $10.00

Net investment income                   0.01                      0.01
Net unrealized gain on investments      0.11                      0.11
Net increase in net assets resulting
From investment operations              0.12                      0.12

Net asset value - end of period       $10.12                    $10.12

Total return (a)                       1.20%                     1.20%


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)  $5,056                     $272
Ratio of net investment income/(loss)
to average net assets                  0.82% (b)                 1.07% (b)
Ratio of operating expenses to
average net assets after waivers
and/or expense reimbursements          1.75% (b)                 1.50% (b)
Portfolio turnover rate                   0%                        0%
Ratio of operating expenses to
average net assets before fees waived
and/or expenses reimbursed by investment
advisor and administrator             10.91% (b)                10.66% (b)


(a) Total return represents aggregate total return for the period indicated.
(b) Annualized.


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.        Significant Accounting Policies

         Kobren Insight Funds (the "Trust") was organized on September 13, 1996 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of December 31, 1998, the Trust offers shares of four funds, Kobren Growth Fund, Kobren Moderate Growth Fund, Kobren Conservative Allocation Fund and Kobren Delphi Value Fund (the "fund"). Information presented in these financial statements pertains only to Kobren Delphi Value Fund. The fund is authorized to issue two classes of shares - the Retail Class and the Institutional Class. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. The Retail Class is subject to a 12b-1 fee up to 0.25% of the class's average daily net assets. The fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. companies.

Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements.

Portfolio Valuation -- Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board of trustees.

Dividends and Distributions -- It is the policy of the fund to declare and pay dividends from net investment income annually. The fund will distribute net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, annually. Additional distributions of net investment income and capital gains for the fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and prepaid expenses.

Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as a fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis.

Federal Income Tax -- The fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

Expenses -- Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated among the funds based upon relative net assets of each fund. Operating expenses directly attributable to a fund are charged to that fund's operations.

2.        Investment Advisory Fee, Administration Fee and Other Transactions

         The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc ("KIM"). The Advisory Agreement provides that the fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 1.00% of the fund's average daily net assets. KIM has voluntarily agreed to limit the fund's total annual operating expenses of the Retail Class and Institutional Class at no more than 1.75% and 1.50%, respectively, of the fund's average daily net assets until January 1, 2000.

         For the period ended December 31, 1998, the advisor reimbursed fees amounting to $3,905.

                          NOTES TO FINANCIAL STATEMENTS

         The Trust also has also entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly-owned subsidiary of First Data Corporation. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc., an affiliate of KIM, serves as distributor of the fund.

         For the period ended December 31, 1998, the administrator and transfer agent waived fees amounting to $5,037.

         No officer, director or employee of KIM, Kobren Insight Brokerage, Inc., the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3.        Distribution and Shareholder Servicing Fees

         The Retail Class of the fund has adopted a shareholder servicing and distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Kobren Delphi Value Fund pays Kobren Insight Brokerage, Inc., distributor of the fund and affiliate of KIM, a monthly fee for distribution and/or shareholder services provided, at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class of shares.

4.        Purchases and Sales

         The aggregate amounts of purchases and sales of the fund's investment securities, other than U.S. government and short-term securities, for the year ended December 31, 1998, were $2,179,168 and $0, respectively.

5.        Shares of Beneficial Interest

         As of December 31, 1998, an unlimited number of shares of beneficial interest, having a par value of $0.001, were authorized for the Trust. Changes in shares of beneficial interest for the fund were as follows:

                                    Period Ended
                                  December 31, 1998
                                 Shares        Amount
Retail Class:
Shares Sold                      499,444       $4,999,226
Shares Issued as
Reinvestment of Dividends         ( -- )         ( -- )
Shares Redeemed                   ( -- )         ( -- )
Net Increase                     499,444       $4,999,226

Institutional Class:
Shares Sold                      $26,849       $269,010
Shares Issued as Reinvestment
of Dividends                      ( -- )         ( -- )
Shares Redeemed                   ( -- )         ( -- )
Net Increase                      26,849       $269,010

     At December 31, 1998, KIM, Delphi Management, Inc. and its affiliates owned 406,902 Retail Class shares of the fund.

                        Report Of Independent Accountants

To the Shareholders and Board of Trustees of Kobren insight Funds:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delphi Value Fund (the "Fund") at December 31, 1998, and the results of their operations, the changes in net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We concluded our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers, LLP
Boston, Massachusetts
February 5, 1999